SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2003

BLYTH, INC.
(Exact name of registrant as specified in its charter)

Delaware

1-13026

36-2984916

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 661-1926

Not Applicable

(Former name or former address, if changed since last report)

Item 5.                    Other Events and Required FD Disclosure.

On April 1, 2003, the Board of Directors of Blyth, Inc. (the “Company”) unanimously approved the adoption of the Company’s 2003 Long-Term Incentive Plan, subject to Stockholder approval.  See Exhibit 10.1 attached hereto.

Item 7.                    Financial Statements, ProForma Financial Information and Exhibits.

                (c) Exhibits

                10.1         Blyth, Inc. 2003 Long-Term Incentive Plan

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: April 9, 2003	By: /s/ Bruce D. Kreiger
Name: Bruce D. Kreiger
Title: Vice President & General Counsel